UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2019

Social Life Network, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55961	46-0495298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3465 S Gaylord Court, Suite A509, Denver, Colorado	80113
(Address of principal executive offices)	(Zip Code)

(855) 933-3277

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Social Life Network, Inc. referred to herein as “we”, “us” or “us”.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements with Certain Officers

Chief Operating Officer/Director Resignation of D. Scott Karnedy (Social Life Network, Inc. and MjLink.com, Inc.)

On May 10, 2019, D. Scott Karnedy resigned as our Chief Operating Officer /Director, which resignation was not in connection with any disagreement with our management regarding us, our operations, policies or practices.

On May 10, 2019, D. Scott Karnedy resigned as the Chief Operating Officer/Director of MjLink.com, Inc. (“MjLink”), our wholly-owned subsidiary, which resignation was not in connection with any disagreement with MjLink’s management regarding MjLink, its operations, policies or practices.

Our Board of Directors (the “Board”) and MjLink’s Board of Directors, respectively, accepted D. Scott Karnedy’s resignation as our Chief Operating Officer/Director and MjLink’s Chief Operating Officer/Director.

Chief Operating Officer/Director Appointment of George Jage (Social Life Network, Inc. and MjLink.com, Inc.)

On May 10, 2019, our Board appointed George Jage as our Chief Operating Officer/Director. On May 10, 2019, MjLink’s Board of Directors appointed George Jage as its Chief Operating Officer/Director.

Biography of George Jage

George Jage has been the President of MjLink.com,Inc., our wholly owned subsidiary, since January 2, 2019. George Jage has more than 25 years of experience as an owner, founder, and fast-growth specialist in the publishing, events, and media industries. He has received awards and recognitions including Gourmet News Top 20 under 40 (2006); InBusiness magazine’s Nevada Entrepreneur Award (2008); UNLV Jerry Valen Award of Distinction (2010); Tradeshow Executive’s Tradeshow Elite (2013) and was featured on the cover of Tradeshow Executive in May 2017. He served on the Board of Directors for the Society of Independent Show Organizers (SISO) from 2009 through 2014 and chaired the SISO Executive Conference in 2010, 2011, and 2013.

In mid-2017, George Jage joined Dope Media as the Chief Executive Officer at the bequest of the investors to recapitalize the business from Dope’s early fast-growth trajectory. Within 6 months, George secured 3 parties to tender offers for the acquisition of the business, and following the completion of a PCAOB-compliance audit, sold the assets of Dope Media to Trans High Corporations (High Times) in October 2018.

In 2014, George Jage joined an emerging start-up publisher in the hyper-competitive cannabis markets as President of Marijuana Business Daily. In 3 years, he grew the businesses revenue, profitability and its flagship event, Marijuana Business Conference and Expo, which was named the fastest-growing Tradeshow in the entire U.S. in 2015 and the fastest-growing Semiannual Tradeshow in the U.S. in 2016 by Tradeshow Executive Magazine. The Company was named as #304 to Inc.’s 500 fastest growing company list in 2016.

George Jage built, owned and operated two business media companies with successful exits with the Off-Price Specialist Show and World Tea Media from 1993 through 2012. World Tea Media included World Tea Expo, World Tea East, North American Tea Championship, World Tea News, and World Tea Academy. World Tea Expo was named as a Fastest 50 growing events by Tradeshow Week in 2006, 2008, and 2009.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2019

Social Life Network, Inc.

By:	/s/ Ken Tapp
Ken Tapp, Chief Executive Officer

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